UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2010

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-50209	04-3372948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of principal executive offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 8, 2010, Boston Properties, Inc.’s operating partnership, Boston Properties Limited Partnership (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as managers of the several underwriters named in Schedule II thereto, in connection with the public offering by the Company of $700 million aggregate principal amount of the Company’s 5.625% Senior Notes due 2020 (the “Notes”).

On April 19, 2010, the Company completed the issuance and sale of the Notes. The net proceeds to the Company from the sale of the Notes, after deducting underwriting discounts and commissions and estimated transaction expenses, are estimated to be approximately $693.5 million. The Company plans to use the net proceeds from the offering for general business purposes, which may include investment opportunities and debt reduction.

The Notes were issued under the Indenture, dated as of December 13, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as supplemented by Supplemental Indenture No. 9 (“Supplemental Indenture No. 9”) dated as of April 19, 2010.

The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-155307-01) under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in a prospectus supplement filed by the Company with the Commission on April 9, 2010 pursuant to Rule 424(b)(5) under the Securities Act.

Copies of the Underwriting Agreement, Supplemental Indenture No. 9 and the form of the Notes are filed herewith as Exhibits 1.1, 4.1 and 4.2, respectively, and incorporated herein by reference.

Additionally, in connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Goodwin Procter LLP, regarding the legality of the securities being registered.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

+1.1	Underwriting Agreement, dated April 8, 2010, by and between Boston Properties Limited Partnership and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as managers of the several underwriters named in Schedule II thereto.

+4.1	Supplemental Indenture No. 9, dated as of April 19, 2010, between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as Trustee.

+4.2	Form of 5.625% Senior Notes due 2020 (attached as Exhibit A to Supplemental Indenture No. 9 filed as Exhibit 4.1 hereto).

+5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

+23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES LIMITED PARTNERSHIP

By: Boston Properties, Inc., its General Partner

Date: April 19, 2010	By:	/s/ Michael E. LaBelle
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

+1.1	Underwriting Agreement, dated April 8, 2010, by and between Boston Properties Limited Partnership and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as managers of the several underwriters named in Schedule II thereto.

+4.1	Supplemental Indenture No. 9, dated as of April 19, 2010, between the Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as Trustee.

+4.2	Form of 5.625% Senior Notes due 2020 (attached as Exhibit A to Supplemental Indenture No. 9 filed as Exhibit 4.1 hereto).

+5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

+23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+	Filed herewith.